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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 15, 1996
                                                 --------------------


                            Cole National Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                  33-74228                  34-1453189
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(State or other            (Commission               (I.R.S. Employer
 jurisdiction of            File Number)             Identification No.)
 incorporation)



           5915 Landerbrook Drive, Mayfield Heights, Ohio   44124
           ------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code:  (216) 449-4100
                                                    ----------------







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Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         On November 15, 1996, Cole National Corporation (the "Company") acquired (i) all of the issued and outstanding shares (the "PSC Shares") of the capital stock of Pearle Service Corporation ("PSC"), a company holding certain assets related to Pearle, Inc.'s ("Pearle") Dallas headquarters, and (ii), following the distribution by Pearle to The Pillsbury Company ("Pillsbury") of the proceeds from the above purchase, all of the issued and outstanding shares (the "Pearle Shares") of Pearle capital stock. The acquisition was accomplished pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated September 24, 1996, by and among the Company, Pearle and Pillsbury. A copy of the Stock Purchase Agreement is filed as Exhibit 2.1 hereto.

         As consideration for the PSC Shares, the Company paid Pearle Vision, Inc. ("Pearle Vision"), a wholly owned subsidiary of Pearle, $24,350,000 in cash. Pearle Vision distributed the proceeds of such sale to Pearle, which then distributed the proceeds to Pillsbury. In addition, as consideration for the Pearle Shares, the Company paid Pillsbury, subject to claims which may be made under the Stock Purchase Agreement and subject to adjustment, $135,463,333 in cash and NLG 100,000,000 in cash.

         On November 15, 1996, following such acquisition of the Pearle Shares, Pearle Vision sold all of the issued and outstanding shares of Pearle Holdings B.V. ("Pearle Holdings") together with certain related assets to Pearle Trust B.V. ("Pearle Trust"). The disposition was accomplished pursuant to a Purchase Agreement (the "BV Purchase Agreement") dated September 24, 1996, by and among the Company and HAL Investments B.V. ("HAL"). A copy of the BV Purchase Agreement is filed as Exhibit 2.2 hereto. Prior to such disposition, the Company assigned all of its rights and obligations under the BV Purchase Agreement to Pearle and Pearle Vision in order to effectuate the transaction. The Company has an equity ownership interest of approximately 20% in Pearle Trust. Pursuant to the BV Purchase Agreement, Pearle, Pearle Vision and Pearle Trust entered into a Trademark Assignment Agreement dated November 15, 1996, under which certain trademarks necessary for the continued operation of Pearle Trust were assigned or licensed to Pearle Trust. A copy of the Trademark Assignment Agreement is filed as Exhibit 99.2 hereto. Pearle Trust paid an aggregate purchase price of approximately NLG 102,000,000 for the shares of Pearle Holdings and related assets.

         Following the sale of Pearle Holdings, and the distribution to the Company of the proceeds thereof, the Company transferred the PSC Shares and the Pearle Shares to Cole National Group, Inc. ("Cole Group"), a wholly owned subsidiary of the Company, for an aggregate purchase price of $154,000,000 (the "Pearle Transfer"). The Pearle Transfer was accomplished pursuant to a Purchase Agreement (the "Transfer Agreement") dated November 15, 1996, by



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and among the Company and Cole Group. A copy of the Transfer Agreement is filed as Exhibit 2.3 hereto. Additionally, under the Transfer Agreement, the Company assigned to Cole Group all of the Company's rights and obligations under the Stock Purchase Agreement except for those rights and obligations which are necessary for the Company to fulfil its obligations under the BV Purchase Agreement.

         Cole Group financed the Pearle Transfer and the purchase of the Senior Notes through (i) cash on hand, (ii) intercompany borrowings from the Company, and (iii) the private sale of $150,000,000 of Cole Group's 9 7/8% Senior Subordinated Notes due 2006, under an Indenture (the "Indenture") dated November 15, 1996 by and among Cole Group and Norwest Bank Minnesota, National Association. A copy of the Indenture is filed as Exhibit 4.1 hereto.

         As part of the above transactions, certain wholly owned subsidiaries of Cole Group entered into a $75,000,000 Credit Agreement (the "Credit Agreement") dated November 15, 1996, by and among Cole Vision Corporation, Things Remembered, Inc. Cole Gift Centers, Inc., Pearle and PSC and Canadian Imperial Bank of Commerce. A copy of the Credit Agreement is filed as Exhibit 99.1 hereto.






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Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.
         -----------------------------------------------------


         (a)      Financial Statements of Businesses Acquired.

                  To be filed by amendment within 60 days of November 15, 1996.

         (b)      Pro Forma Financial Information.

                  To be filed by amendment within 60 days of November 15, 1996.

         (c)      Exhibits.

                  2.1 Stock Purchase Agreement, dated as of September 24, 1996, among The Pillsbury Company, Pearle, Inc. and Cole National Corporation.

                  2.2 Purchase Agreement, dated as of September 24, 1996, among Cole National Corporation and HAL Investments B.V.

                  2.3 Purchase Agreement, dated as of November 15, 1996, among Cole National Corporation and Cole National Group, Inc.

                  4.1 Indenture dated November 15, 1996, by and among Cole National Group, Inc. and Norwest Bank Minnesota, National Association.

                  4.2 Registration Rights Agreement dated November 15, 1996, by and among Cole National Group, Inc. and CIBC Wood Gundy Securities Corp., CS First Boston Corporation, NationsBanc Capital Markets, Inc. and Smith Barney Inc.

                  99.1 Credit Agreement, dated as of November 15, 1996, among Cole Vision Corporation, Things Remembered, Inc., Cole Gift Centers, Inc., Pearle, Inc. and Pearle Service Corporation and Canadian Imperial Bank of Commerce.

                  99.2 Trademark Assignment Agreement, dated November 15, 1996, between Pearle, Inc., Pearle Vision, Inc. and Pearle Trust B.V.

                  99.3 CNG Guarantee and Cash Collateral Agreement, dated as of November 15, 1996, by Cole National Group, Inc. and Cole National Corporation.




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                  99.4              Guarantee and Collateral Agreement, dated as
                                    of November 15, 1996, by Cole Vision
                                    Corporation, Things Remembered, Inc., Cole
                                    Gift Centers, Inc., Pearle, Inc. and Pearle
                                    Service Corporation and Canadian Imperial
                                    Bank of Commerce.




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                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COLE NATIONAL CORPORATION


Date:  December 2, 1996             By:/s/ Wayne L. Mosley
                                       -----------------------------
                                        Wayne L. Mosley
                                        Vice President





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                                  EXHIBIT INDEX
                                  -------------


                                                                                   Pagination by
                                                                                Sequential Numbering
Exhibit           Description of Exhibit                                               System
-------           ----------------------                                        --------------------

2.1               Stock Purchase Agreement dated
                  September 24, 1996, by and among
                  Cole National Corporation, Pearle,
                  Inc. and The Pillsbury Company.

2.2               Purchase Agreement dated September
                  24, 1996, by and among Cole National
                  Corporation and HAL Investments B.V.

2.3               Purchase Agreement dated November 15,
                  1996, by and among Cole National
                  Corporation and Cole National Group, Inc.

4.1               Indenture dated November 15, 1996, by
                  and among Cole National Group, Inc.
                  and Norwest Bank Minnesota, National
                  Association.

4.2               Registration Rights Agreement dated
                  November 15, 1996, by and among Cole
                  National Group, Inc. and CIBC Wood
                  Gundy Securities Corp., CS First
                  Boston Corporation, NationsBanc Capital
                  Markets, Inc. and Smith Barney Inc.

99.1              Credit Agreement, dated as of November
                  15, 1996, among Cole Vision Corporation,
                  Things Remembered, Inc., Cole Gift
                  Centers, Inc., Pearle, Inc. and Pearle
                  Service Corporation and Canadian
                  Imperial Bank of Commerce.

99.2              Trademark Assignment Agreement, dated
                  November 15, 1996, between Pearle, Inc.,
                  Pearle Vision, Inc. and Pearle Trust B.V.

99.3              CNG Guarantee and Cash Collateral
                  Agreement, dated as of November 15,
                  1996, by Cole National Group, Inc. and
                  Cole National Corporation.

99.4              Guarantee and Collateral Agreement,
                  dated as of November 15, 1996, by Cole
                  Vision Corporation, Things Remembered,
                  Inc., Cole Gift Centers, Inc., Pearle,
                  Inc. and Pearle Service Corporation
                  and Canadian Imperial Bank of Commerce.



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